SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CODE CHAIN NEW CONTINENT LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This proxy statement amendment, dated December 10, 2021 (this “Amendment No 1.”), amends the definitive proxy statement (the “proxy statement”) of Code Chain New Continent Limited (the “Company”), which was filed with the Securities and Exchange Commission on December 7, 2021, relating to the Company’s Annual Meeting of Shareholders (the “annual meeting”) to be held on December 31, 2021. The Company is providing this Amendment No. 1 solely to correct, in the “Summary Compensation Table” and in the footnotes following the table, the role of Mr. Yimin Jin as a former director and officer. The Summary Compensation Table and its explanatory footnotes were included in the proxy statement beginning on page 13. Additionally, this Amendment No.1 includes the correct proxy card for the annual meeting and replaces the proxy card in the proxy statement.

No other changes have been made to the proxy statement or to the matters to be considered by the Company’s shareholders at the annual meeting. All other items of the proxy statement are incorporated herein by reference without change. Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings assigned to such terms in the proxy statement. This Amendment No. 1 should be read in conjunction with the proxy statement. From and after the date of this Amendment No. 1, any references to the “proxy statement” are to the proxy statement as amended hereby.

The changes to the proxy statement reflected in this Amendment No. 1 are incorporated in the copy of the proxy statement sent to shareholders.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Yimin Jin(1)	2020	100,000	—	—	—	—	100,000
(former Co-CEO)	2019	100,000	—	—	—	—	100,000
Wei Xu(2)	2020	10,000	—	—	—	—	10,000
(President)	2019	10,000	—	—	—	—	10,000
Yuguo Zhang(3)	2020	83,333	—	—	—	—	83,333
(Former President)	2019	66,667	—	—	—	—	66,667
Yi Li(4)	2020	30,000	—	—	—	—	30,000
(CFO)	2019	30,000	—	—	—	—	30,000

(1)	Ms. Yimin Jin was appointed as the Co-CEO of the Company from April 15, 2019 to September 7, 2021. Mr. Jin was a director of the Company from April 15, 2019 to April 7, 2021. The amounts reflect the compensation Mr. Jin received for his services as the Co-CEO and a director of the Company.
(2)	Mr. Wei Xu was appointed as the President of the Company on October 29, 2020. Mr. Xu is also a director of the Company. The amounts reflect the compensation Mr. Xu received for his services as the President and a director of the Company.
(3)	Mr. Yuguo Zhang was appointed as the President and a director of the Company on April 25, 2019. Mr. Zhang resigned as a director on February 25, 2020 and resigned as the President on October 29, 2020. The amounts reflect the compensation Mr. Zhang received for his services as the President and a director of the Company.
(4)	Ms. Yi Li was appointed as the CFO of the Company on April 25, 2019. The amounts reflect the compensation Ms. Li received for her services as the CFO of the Company.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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CODE CHAIN NEW CONTINENT LIMITED

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 8:59 p.m., Eastern Time, on December 30, 2021.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

The undersigned hereby instructs said proxies or their substitutes:

1. Elect as directors the nominees listed below:

(1) Wei Xu ☐
(2) Tingjun Yang ☐
(3) Bibo Lin ☐
(4) Mingyue Cai ☐
(5) Chengwei Mo ☐
(6) Fei Gan ☐
(7) Siyang Hu ☐

Withhold for the following:

(1) Wei Xu ☐
(2) Tingjun Yang ☐
(3) Bibo Lin ☐
(4) Mingyue Cai ☐
(5) Chengwei Mo ☐
(6) Fei Gan ☐
(7) Siyang Hu ☐

2. An advisory (non-binding) vote to approve the compensation of our named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Ratify the selection by our Audit Committee of WWC. P.C. to serve as our independent registered public accounting firm for the year ended December 31, 2021. FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated December 7, 2021 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

CONTROL NUMBER

Signature________________ Signature, if held jointly________________ Date________, 2021

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CODE CHAIN NEW CONTINENT LIMITED.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 31, 2021

The undersigned stockholder of Code Chain New Continent Limited, a Nevada corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated December 7, 2021, and hereby constitutes and appoints Tingjun Yang, with full power of substitution in him, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 31, 2021, at 10:00 a.m., local time, (December 30, 2021 at 9:00 p.m. ET), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)